EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT                                    Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

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
                                                                   Ownership
                                                                   Interest
                                                                    Held By
                                                Jurisdiction of       Its
                                                Incorporation or   Immediate
Name                                              Organization      Parent
----------------------------------------------------------------------------
American Telecasting, Inc.                          Delaware          100
 American Telecasting Development, Inc.             Delaware          100
   Fresno MMDS Associates, A General
    Partnership                               Delaware Partnership     35
     FMA Licensee Subsidiary, Inc.                 California         100
 American Telecasting of Anchorage, Inc.            Delaware          100
 American Telecasting of Bend, Inc.                 Delaware          100
 American Telecasting of Billings, Inc.             Delaware          100
 American Telecasting of Bismarck, Inc.             Delaware          100
 American Telecasting of Central Florida,
  Inc.                                              Delaware          100
 American Telecasting of Cincinnati, Inc.           Delaware          100
 American Telecasting of Colorado Springs,
  Inc.                                              Delaware          100
 American Telecasting of Columbus, Inc.             Delaware          100
 American Telecasting of Denver, Inc.               Delaware          100
 American Telecasting of Fort Collins, Inc.         Delaware          100
 American Telecasting of Fort Myers, Inc.           Delaware          100
 American Telecasting of Green Bay, Inc.            Delaware          100
   American Telecasting of Minnesota, Inc.          Delaware          100
   American Telecasting of Nebraska, Inc.           Delaware          100
   American Telecasting of North Dakota, Inc.       Delaware          100
   American Telecasting of South Dakota, Inc.       Delaware          100
 American Telecasting of Hawaii, Inc.               Delaware          100
 American Telecasting of Jackson, Inc.              Delaware          100
 American Telecasting of Jacksonville, Inc.         Delaware          100
 American Telecasting of Lansing, Inc.              Delaware          100
 American Telecasting of Lincoln, Inc.              Delaware          100
 American Telecasting of Little Rock, Inc.          Delaware          100
 American Telecasting of Louisville, Inc.           Delaware          100
 American Telecasting of Medford, Inc.              Delaware          100
 American Telecasting of Michiana, Inc.             Delaware          100
 American Telecasting of Monterey, Inc.             Delaware          100
 American Telecasting of Oklahoma, Inc.             Delaware          100
 American Telecasting of Portland, Inc.             Delaware          100
 American Telecasting of Rapid City, Inc.           Delaware          100
 American Telecasting of Redding, Inc.              Delaware          100
 American Telecasting of Rockford, Inc.             Delaware          100
 American Telecasting of Salem/Eugene, Inc.         Delaware          100
 American Telecasting of Santa Barbara, Inc.        Delaware          100
 American Telecasting of Santa Rosa, Inc.           Delaware          100
 American Telecasting of Sarasota, Inc.             Delaware          100
 American Telecasting of Seattle, Inc.              Delaware           90
 American Telecasting of Sheridan, Inc.             Delaware          100
 American Telecasting of Sioux Valley, Inc.         Delaware          100
 American Telecasting of Toledo, Inc.               Delaware          100
 American Telecasting of Youngstown, Inc.           Delaware          100
 American Telecasting of Yuba City, Inc.            Delaware          100
 Fresno Wireless Cable Television, Inc.            Washington         100
   Fresno MMDS Associates, A General
    Partnership                               Delaware Partnership     65
     FMA Licensee Subsidiary, Inc.                 California         100
 Superchannels of Las Vegas, Inc.                   Arizona            58

Carolina Telephone and Telegraph Company         North Carolina       100
 Carolina Telephone Long Distance, Inc.          North Carolina       100
 NOCUTS, Inc.                                     Pennsylvania        100
 SC One Company                                      Kansas           100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation


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
                                                                   Ownership
                                                                   Interest
                                                                    Held By
                                                Jurisdiction of       Its
                                                Incorporation or   Immediate
Name                                              Organization      Parent
------------------------------------------------------------------------------
Centel Corporation                                   Kansas          91.4(/1/)
 Centel Capital Corporation                         Delaware          100
 Centel Credit Company                              Delaware          100
 Centel Directory Company                           Delaware          100
   The CenDon Partnership                     Illinois Partnership    50
 Centel-Texas, Inc.                                  Texas            100
   Central Telephone Company of Texas                Texas            100
 Central Telephone Company                          Delaware         98.8(/2/)
   Central Telephone Company of Illinois            Illinois          100
   Central Telephone Company of Virginia            Virginia          100
   Sprint-Florida, Incorporated                     Florida           100
     United Telephone Communications Systems,
      Incorporated                                  Florida           100
     United Telephone Long Distance,
      Incorporated                                  Florida           100

C FON Corporation                                   Delaware          100

DirectoriesAmerica, Inc.                             Kansas           100
 Sprint Publishing & Advertising, Inc.               Kansas           100

LD Corporation                                       Kansas           100

North Supply Company                                  Ohio            100
 Northstar Transportation, Inc.                      Kansas           100
 North Supply Company of Lenexa                     Delaware          100
 North Supply International, Ltd.                    Kansas           100
 NSC Advertising, Inc.                               Kansas           100
 Sprint Products Group, Inc.                         Kansas           100
People's Choice TV Corporation                      Delaware          100
 Alda Gold, Inc.                                    Delaware          100
 Alda Tucson, Inc.                                  Delaware          100
 Alda Wireless Holdings, Inc.                       Delaware          100
 Broadcast Cable, Inc.                              Indiana           6.9
 PCTV Development Co.                               Delaware          100
 PCTV Gold, Inc.                                    Delaware          100
 People's Choice TV of Albuquerque, Inc.            Delaware          100
 People's Choice TV of Houston, Inc.                Delaware          100
 People's Choice TV of Milwaukee, Inc.              Delaware          100
 People's Choice TV of Salt Lake City, Inc.         Delaware          100
 People's Choice TV of St. Louis, Inc.              Delaware          100
 People's Choice TV of Tucson, Inc.                 Delaware          100
 Preferred Entertainment, Inc.                      Delaware          100
 Sat-Tel Services, Inc.                             Arizona           100
 SpeedChoice Equipment, Inc.                        Delaware          100
 SpeedChoice of Detroit, Inc.                       Delaware          100
 SpeedChoice of Phoenix, Inc.                       Delaware          100
 Waverunner, Inc.                                   Delaware          100
 Wireless Cable of Indianapolis, Inc.               Delaware          100
   Broadcast Cable, Inc.                            Indiana          78.8

--------------------------------------------------------------------------------

(/1/)Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

(/2/)Centel Corporation owns all of the common stock. The voting preferred stock has been called for redemption. The redemption date is March 31, 2000.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation


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
                                                                     Ownership
                                                                     Interest
                                                                      Held By
                                                  Jurisdiction of       Its
                                                  Incorporation or   Immediate
Name                                                Organization      Parent
------------------------------------------------------------------------------
Sprint Asian American, Inc.                            Kansas           100

Sprint Capital Corporation                            Delaware          100

SprintCom, Inc.                                        Kansas           100

Sprint Communications of Michigan, Inc.               Michigan          100

Sprint Credit General, Inc.                            Kansas           100

Sprint Credit Limited, Inc.                            Kansas           100

Sprint eBusiness, Inc.                                 Kansas           100

Sprint Healthcare Systems, Inc.                        Kansas           100

Sprint International Holding, Inc.                     Kansas           100
 Sprint Cayman Holding, Ltd.                       Cayman Islands       100
   Shanghai Cayman Holding, Ltd.                   Cayman Islands       100
 Sprint International do Brasil Ltda.                  Brazil           50
 Sprint UK Holdings Limited                        United Kingdom       100
 Telecom Entity Participacoes Ltda.                    Brazil           50
   JVCO Participacoes Ltda.                            Brazil           50
     Holdco Participacoes Ltda.                        Brazil          99.9
      Intelig Telecomunicacoes Ltda.                   Brazil          99.9

SprintLink Global Holdings, Inc.                       Kansas           100

Sprint Mexico, Inc.                                    Kansas           100

Sprint Mid-Atlantic Telecom, Inc.                  North Carolina       100

Sprint Minnesota, Inc.                               Minnesota          100

Sprint Missouri, Inc.                                 Missouri          100
 SC Eight Company                                      Kansas           100

Sprint Paranet, Inc.                                   Kansas           100
 Sprint Paranet Canada, Inc.                           Canada           100

Sprint Payphone Services, Inc.                        Florida           100

Sprint TELECENTERS Inc.                               Florida           100

Sprint/United Management Company                       Kansas           100
 Sprint Services, Inc.                                 Kansas           100

Sprint Ventures, Inc.                                  Kansas           100

Sprint Wavepath Holdings, Inc.                        Delaware          100
 Sprint (Bay Area), Inc.                              Florida           100
 Wavepath Holdings, Inc.                              Delaware         62.5
   Bay Area Cablevision, Inc.                        California         100
   Transworld Wireless T.V.--Spokane, Inc.            Delaware          100
   TTI Acquisition Corporation                        Delaware          100
     Desert Winds Comm, Inc.                         California         100
   WHI--San Diego, Inc.                              California         100
   Wireless Holdings Purchasing Co.                   Delaware          100

SWV Eight, Inc.                                       Delaware          100
 SWV Three Telephony Partnership                Delaware Partnership    22
   Cox Communications PCS, L.P.                 Delaware Partnership   40.8
     Cox PCS Assets, L.L.C.                           Delaware          100
     Cox PCS License, L.L.C.                          Delaware          100
     PCS Leasing Company, L.P.                  Delaware Partnership    51

SWV Five, Inc.                                        Delaware          100
 PhillieCo Partners I, L.P.                     Delaware Partnership   35.3
   PhillieCo Sub, L.P.                          Delaware Partnership    99
     PhillieCo, L.P.                            Delaware Partnership    99
     PhillieCo Equipment & Realty Company, L.P. Delaware Partnership    99
 PhillieCo Partners II, L.P.                    Delaware Partnership   35.3
   PhillieCo Equipment & Realty Company, L.P.   Delaware Partnership     1
   PhillieCo, L.P.                              Delaware Partnership     1
   PhillieCo Sub, L.P.                          Delaware Partnership     1

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation


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
                                                                    Ownership
                                                                    Interest
                                                                     Held By
                                                 Jurisdiction of       Its
                                                 Incorporation or   Immediate
Name                                               Organization      Parent
------------------------------------------------------------------------------
SWV Four, Inc.                                       Delaware          100
 PhillieCo Partners I, L.P.                    Delaware Partnership   17.6
 PhillieCo Partners II, L.P.                   Delaware Partnership   17.6
 SWV Two Telephony Partnership                 Delaware Partnership    99
   MinorCo, L.P.                               Delaware Partnership    15
     American PCS, L.P.                        Delaware Partnership   (/3/)
      American PCS Communications, LLC               Delaware          99(/4/)
        APC PCS, LLC                                 Delaware          99(/5/)
        APC Realty and Equipment Company             Delaware          99(/5/)
      American Personal Communications
       Holdings, Inc.                                Delaware          100
        American PCS Communications, LLC             Delaware         (/6/)
        APC PCS, LLC                                 Delaware         (/6/)
        APC Realty and Equipment Company, LLC        Delaware         (/6/)
     NewTelco, L.P.                            Delaware Partnership   (/3/)
     Sprint Spectrum Equipment Company, L.P.   Delaware Partnership   (/3/)
     Sprint Spectrum L.P.                      Delaware Partnership   (/3/)
      Sprint Spectrum Equipment Company, L.P.  Delaware Partnership    99(/7/)
      Sprint Spectrum Finance Corporation            Delaware          100
      Sprint Spectrum Realty Company, L.P.     Delaware Partnership    99(/7/)
      WirelessCo, L.P.                         Delaware Partnership    99(/7/)
     Sprint Spectrum Realty Company, L.P.      Delaware Partnership   (/3/)
     WirelessCo, L.P.                          Delaware Partnership   (/3/)
 Sprint Spectrum Holding Company, L.P.         Delaware Partnership    15
   American PCS, L.P.                          Delaware Partnership    99(/8/)
   Cox Communications PCS, L.P.                Delaware Partnership   59.2
   NewTelco, L.P.                              Delaware Partnership    99(/8/)
   PCS Leasing Company, L.P.                   Delaware Partnership    49
   Sprint Spectrum L.P. (dba Sprint PCS)       Delaware Partnership    99(/8/)

SWV One, Inc.                                        Delaware          100
 SWV One Telephony Partnership                 Delaware Partnership     1
   MinorCo, L.P.                               Delaware Partnership    15
   Sprint Spectrum Holding Company, L.P.       Delaware Partnership    15

SWV Seven, Inc.                                      Delaware          100
 SWV Three Telephony Partnership               Delaware Partnership    78

SWV Six, Inc.                                        Colorado          100
 MinorCo, L.P.                                 Delaware Partnership    30
 Sprint Spectrum Holding Company, L.P.         Delaware Partnership    30

SWV Three, Inc.                                      Delaware           100
 SWV Two Telephony Partnership                 Delaware Partnership       1

SWV Two, Inc.                                        Delaware           100
 SWV One Telephony Partnership                 Delaware Partnership      99

TDI Acquisition Corporation                          Delaware           100
 WBS California, LLC                                 Delaware           100
   WBSE Licensing Corporation                        Delaware           100
   WBSS Licensing Corporation                        Delaware           100
 WBS Idaho, LLC                                      Delaware           100
   WBSB Licensing Corporation                        Delaware           100

--------------------------------------------------------------------------------
(/3/)MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.

(/4/)American PCS, L.P. holds the general partnership interest of greater than 99%.

(/5/)American PCS Communications, LLC holds the general partnership interest of greater than 99%.

(/6/)American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.

(/7/)Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.

(/8/)Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation


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
                                                                      Ownership
                                                                      Interest
                                                                       Held By
                                                   Jurisdiction of       Its
                                                   Incorporation or   Immediate
Name                                                 Organization      Parent
-------------------------------------------------------------------------------
 WBS Montana, LLC                                      Delaware           100
   WBSH Licensing Corporation                          Delaware           100
 WBS Oregon, LLC                                       Delaware           100
   WBSCB Licensing Corporation                         Delaware           100
   WBSK Licensing Corporation                          Delaware           100
   WBSR Licensing Corporation                          Delaware           100
 WBS Washington, LLC                                   Delaware           100
   Kennewick Licensing, LLC                            Delaware           100
   WBSY Licensing Corporation                          Delaware           100
 Wireless Broadband Services of America, LLC           Delaware           100
 Wireless Broadcasting Systems of America, Inc.        Delaware           100
   Wireless Broadcasting Systems of Boise, Inc.        Delaware           100
   Wireless Broadcasting Systems of Coos Bay,
    Inc.                                               Delaware           100
   Wireless Broadcasting Systems of Eureka, Inc.       Delaware           100
   Wireless Broadcasting Systems of Ft. Pierce,
    Inc.                                               Delaware           100
     WBSFP Licensing Corporation                       Delaware           100
   Wireless Broadcasting Systems of Helena, Inc.       Delaware           100
   Wireless Broadcasting Systems of Klamath
    Falls, Inc.                                        Delaware           100
   Wireless Broadcasting Systems of Melbourne,
    Inc.                                               Delaware           100
     WBSM Licensing Corporation                        Delaware           100
   Wireless Broadcasting Systems of Roseburg,
    Inc.                                               Delaware           100
   Wireless Broadcasting Systems of Sacramento,
    Inc.                                               Delaware           100
   Wireless Broadcasting Systems of West Palm,
    Inc.                                               Delaware           100
     WBSWP Licensing Corporation                       Delaware           100
   Wireless Broadcasting Systems of Yakima, Inc.       Delaware           100
 Wireless Broadcasting Systems of Knoxville,
  LLC                                                  Delaware           100
   Cherokee Wireless of Knoxville, Inc.                Delaware           100

Transworld Telecommunications, Inc.                  Pennsylvania         100
 Wavepath Holdings, Inc.                               Delaware          37.5
UCOM, Inc.                                             Missouri           100
 Sprint Communications Company L.P.              Delaware Partnership      34
   Sprint Communications Company of New
    Hampshire, Inc.                                 New Hampshire         100
   Sprint Communications Company of Virginia,
    Inc.                                               Virginia           100
   Sprint Licensing, Inc.                               Kansas            100
   United Telephone Company of Kansas                   Kansas         1(/9/)
   USST of Texas, Inc.                                  Texas             100
   UTI Holding Company, Inc.                            Kansas            100
 SprintCom Equipment Company L.P.                      Delaware            49
 Sprint Enterprises, L.P.                        Delaware Partnership      49
   MinorCo, L.P.                                 Delaware Partnership      40
   PhillieCo Partners I, L.P.                    Delaware Partnership      47
   PhillieCo Partners II, L.P.                   Delaware Partnership      47
   Sprint Spectrum Holding Company, L.P.         Delaware Partnership      40
 Sprint Global Venture, Inc.                            Kansas         (/10/)
   SGV Corporation                                      Kansas            100

United Telephone Company of the Carolinas           South Carolina        100
 SC Two Company                                         Kansas            100

United Telephone Company of Eastern Kansas             Delaware           100
 Sprint/United Midwest Management Services
  Company                                               Kansas             20
   United Teleservices, Inc.                            Kansas            100

United Telephone Company of Florida                    Florida            100
 Vista-United Telecommunications                       Florida             49

United Telephone Company of Indiana, Inc.              Indiana            100
 SC Four Company                                        Kansas            100

--------------------------------------------------------------------------------
(/9/)Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

(/10/)UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                        Sprint Corporation


-------------------------------------------------------------------------------
                                                                      Ownership
                                                                      Interest
                                                                       Held By
                                                   Jurisdiction of       Its
                                                   Incorporation or   Immediate
Name                                                 Organization      Parent
-------------------------------------------------------------------------------
United Telephone Company of Kansas                      Kansas         99(/9/)
 Sprint/United Midwest Management Services
  Company                                               Kansas              80

United Telephone Company of New Jersey, Inc.          New Jersey           100

United Telephone Company of the Northwest               Oregon             100

United Telephone Company of Ohio                         Ohio              100
 SC Five Company                                        Kansas             100
 United Telephone Communications Services of
  Ohio, Inc.                                             Ohio              100

United Telephone Company of Pennsylvania, The        Pennsylvania          100
 SC Six Company                                         Kansas             100
 United Telephone Long Distance, Inc.                Pennsylvania          100
 Valley Network Partnership                      Virginia Partnership       20

United Telephone Company of Southcentral Kansas        Arkansas            100

United Telephone Company of Texas, Inc.                 Texas              100
 SC Seven Company                                       Kansas              50

United Telephone Company of the West                   Delaware            100

United Telephone-Southeast, Inc.                       Virginia            100
 SC Three Company                                       Kansas             100
 Valley Network Partnership                      Virginia Partnership       20

US Telecom, Inc.                                        Kansas             100
 ASC Telecom, Inc. (dba AlternaTel)                     Kansas             100
 LCF, Inc.                                            California           100
 SC Seven Company                                       Kansas              50
 Sprint Communications Company L.P.              Delaware Partnership       59
 SprintCom Equipment Company L.P.                      Delaware             51
 Sprint Enterprises, L.P.                        Delaware Partnership       51
 Sprint Global Venture, Inc.                            Kansas          (/10/)
 Sprint Iridium, Inc.                                   Kansas             100
 United Telecommunications, Inc.                       Delaware            100
 US Telecom of New Hampshire, Inc.                  New Hampshire          100

Utelcom, Inc.                                           Kansas             100
 Private TransAtlantic Telecommunications
  System, Inc.                                         Delaware            100
   Private Trans-Atlantic Telecommunications
    System (N.J.), Inc.                               New Jersey           100
 Sprint Communications Company L.P.              Delaware Partnership        5
 Sprint Global Venture, Inc.                            Kansas          (/10/)
 Sprint International Incorporated                     Delaware            100
   Consortium Communications International, Inc.       New York            100
   Dial--The Israeli Company for International
    Communication Services LTD                          Israel            54.4
   Sprint FON Inc.                                     Delaware            100
   Sprint Global Venture, Inc.                          Kansas              86
   Sprint International do Brasil Ltda.                 Brazil              50
   Sprint International Caribe, Inc.                 Puerto Rico           100
   Sprint International Communications
    Corporation                                        Delaware            100
     Sprint Communications Company L.P.          Delaware Partnership        2
     Sprint Global Venture, Inc.                        Kansas              13
   Sprint International Construction Company           Delaware            100
   Sprint Israel Cellular, Inc.                        Delaware            100
   Sprint R.P. Telekom Sp. z o.o.                       Poland              50
   Sprint Telecommunications France Inc.               Delaware            100
   Sprint Telecommunications Services GmbH             Germany             100
   Sprint Telecommunications (UK) Limited              Delaware            100

Wireless Cable of Florida, Inc.                        Florida             100

--------------------------------------------------------------------------------
(/9/)Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

(/10/)UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.